SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934




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                       PRELIMINARY COPY
                       Ci4net.com, Inc.
                       Trafalgar House
                      11 Waterloo Place
                       London SW1Y4AU
                  Tel: 011-44-171-839-5152

                    INFORMATION STATEMENT

   This Information Statement is being furnished to the stockholders of Ci4net.com. Inc., a Delaware corporation ("Company"), on April 24, 2000 in connection with certain actions to be taken by the written consent of the holders of a majority of the issued and outstanding shares of the Company's Common Stock. Such action is to be taken at 11:00 A.M., on May 22, 2000 at the offices of the Company located at Trafalgar House, 11 Waterloo Place, London SW1Y4AU.

  Only stockholders of record at the close of business on April
2, 2000 (the "Record Date") are entitled to notice of the action taken by written consent. At the close of business on the Record Date, taking into account the Reverse Stock Splits (as defined below) the Company had 27,579,388 shares of its Common Stock issued and outstanding, each share of which was entitled to one vote. A vote of the majority of the issued and outstanding shares of Common Stock is required to approve each action to be considered in connection therewith. All stockholders of record as of the Record Date may submit written consents to the Company with respect to any or all of the matters to be acted upon; however, no such consents are being solicited. No appraisal or other similar rights are available to dissenters of the following completed actions.

    Correspondence with respect to the proposed Restated
Certificate of Incorporation should be addressed to the Secretary of the Company at the Company's principal executive offices at Trafalgar House, 11 Waterloo Place, London SW1Y4AU.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

  THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                         PROPOSED RESTATED
                   CERTIFICATE OF INCORPORATION

  Pursuant to a resolution adopted on April 3, 2000, the Company's Board of Directors has unanimously recommended, approved and adopted the attached Restated Certificate of Incorporation (see
Exhibit 1). A majority of the Company's common shareholders intend to approve the Restated Certificate of Incorporation on May 22, 2000 by majority written consent on May 22, 2000. Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Company, in connection with the taking of this corporate action by the written authorization or consent of its security holders, is transmitting this written information statement to every security holder of the class that is entitled to vote or give an authorization or consent in regard to any matter to be acted upon and from whom proxy authorization or consent is not solicited.

Reasons for the Restated Certificate of Incorporation

  The Company is adopting and filing the Restated
Certificate of Incorporation in order to organize its original Certificate of Incorporation and various certificates of amendments to the Certificate of Incorporation under a single document, and to further amend the currently amended certificate of incorporation in the Restated Certificate of Incorporation in order to (i) reflect the 1 for 15 reverse stock split effectuated on November 12, 1998 ("First Reverse Stock Split") relating to its acquisition of Leisure Concepts International, Inc. (the "First Reverse Stock Split") and the 1 for 15 reverse stock split effectuated December 17, 1999 (the "Second Reverse Stock Split" and together with the First Reverse Stock Split, the "Reverse Stock Splits") relating to the Company's acquisition of Ci4net.com Inc., (ii) provide the Board of Directors with the power to adopt , amend or repeal the bylaws of the Company and (iii) otherwise ratify all the items or events that are reflected in the original Certificate of Incorporation. The Reverse Stock Splits took effect on the respective record dates and all transactions in the Company's securities since such record dates have given effect thereto.
Since its incorporation on December 29, 1995 as Overstreet Business Systems Inc., the Company has changed its name several times, changed the amount of authorized capital stock several times, made significant acquisitions, changed its business twice and conducted two reverse stock splits. The following bullet-form summary chronologically sets forth the dates of the Reverse Stock Splits and those events relating to the current capitalization of the
Company:

Date                   Event

November 12, 1998     Disnet effects a 1 for 15 reverse stock split
                      ("First Reverse Stock Split") leaving 740,000 shares of stock with the original holders and thereafter issues 7,400,000 shares of stock to the shareholders of Leisure in connection with its merger with Leisure Concepts
                      International, Inc. ("Leisure").

December 2, 1999      Leisure changes its name to Ci4net.com Inc.
                      ("Ci4net").

December 17, 1999     Ci4net effects a 1 for 15 reverse stock split
                      ("Second Reverse Stock Split" and together with the First Reverse Stock Split, the
                      "Reverse Stock Splits") reducing the number of issued and outstanding shares from 11,332,000 to 755,446 and thereafter issues
                      20,500,00 to the shareholders of Ci4net in connection with the acquisition of Ci4net by Leisure.

January 7, 2000       Ci4net amends its authorized capital to
                      120,000,000 shares, of which 100,000,000
                      shares are designated as Common Stock at a par value of $.001 per share and 20,000,000 shares are designated as Preferred Stock at a par value of $.001 per share.

February 11, 2000     Ci4net amends its certificate of
                      incorporation to provide for blank check preferred stock.


Further Stockholder Approval Not Required

  The Restated Certificate of Incorporation must be approved by a majority of the shares entitled to vote thereon, and shareholders representing a majority of the currently outstanding shares entitled to vote intend by written consent to approve the Restated Certificate of Incorporation and authorize the filing thereof with the Secretary of the State of Delaware. Such consent will be sufficient to approve the amendment under the Delaware General Corporation Law (the "DGCL"), and no other vote or consent of stockholders is necessary or will be sought in connection with the amendment. ACCORDINGLY, THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.


             THE RESTATED CERTIFICATE OF INCORPORATION

  Pursuant to Rule 14c-2, the Company is transmitting this written information statement to every security holder of the class that is entitled to vote or give an authorization or consent in regard to any matter to be acted upon and from whom proxy authorization or consent is not solicited


Information relating to the Restated Certificate of Incorporation

  Over the past 16 months, the Company changed its name, increased its authorized capital stock and consummated two significant acquisitions whereby the target's shareholders were issued a controlling interest in the newly constituted company resulting in a change of control. The acquisitions resulted in a significant modification to the Company' business plan. The Reverse Stock Splits were effectuated in conjunction with these acquisitions. The First Reverse Stock Split was approved on November 12, 1998. The Second Reverse Stock Split was approved on December 17, 1999. The Restated Certificate of Incorporation of the Company evidencing the Reverse Stock Splits under the Delaware General Corporation Law will be filed with the Secretary of State of the State of Delaware no earlier than 20 days after this Information Statement is sent to the shareholders of record as of April 2, 2000.

  The Restated Certificate of Incorporation also reflects an amendment relating to providing the Board of Directors with the power to adopt , amend or repeal the bylaws of the Company. The Company believes that it is in its best interests to provide the Board of Directors with such authority as the Company believes that it is in a period of rapid change and growth which might require it to amend its bylaws as it determines necessary according to the circumstances.


No Changes to Outstanding Capital Stock and No Exchange
Contemplated

  Since the Reverse Stock Splits have already been effectuated and the Company does not believe that any of the shares issued prior to the First Reverse Stock Split or the Second Reverse Stock Split are outstanding, no exchange of stock certificates nor any adjustment to the capital accounts is anticipated. The cusip number for the Common Stock in existence is 171783202. If you believe that you hold shares of the Company with a different cusip number, please contact us at Ci4net.com Inc., Trafalgar House, 11 Waterloo House, London SW1YAU, Attention: Lee Cole.
For informational purposes only, the shares in existence prior to the First Stock Split are equivalent in value to 1/225 of the value of the Common Stock. Shares in existence prior to the Second Stock Split have a value equivalent to 1/15 of the Common Stock. Apart from these changes, there were no other differences between these shares and the Common Stock.

Resolutions Adopted

  In connection with the Restated Certificate of Incorporation, resolutions in substantially the following form will be adopted by the written consent of the holders of a majority of the Company's issued and outstanding shares of Common Stock on May 22, 2000:

  RESOLVED, that the Directors and Officers of the Company are, and each of them is, hereby authorized and directed to execute, deliver and file, as appropriate, such documents, if any, as may be necessary or convenient with the Secretary of State of the State of Delaware and such other Federal, state and local authorities, and to take such other steps as are in their sole judgment necessary or appropriate, to give effect to such Restated Certificate of Incorporation including ratifying any events reflected in the Certificate of Incorporation which have not been, as of the date hereof, properly ratified by the Company.

Further Information

  For further information with respect to the Company, its business and operations, and the Second Reverse Stock Split in particular, see the Company's quarterly report on Form 10-Q/SB for the quarter ended December 31, 1999, and the 8-K reports dated December 17, 1999, and January 4, 2000, copies of which may be obtained from the Company upon request, and which are incorporated herein by reference.


                     VOTING SECURITIES AND
                   PRINCIPAL HOLDERS THEREOF


Classes of Securities, Outstanding Shares, Votes:

Class Of Security       Number of         Number of Vote to Which
                    Outstanding Shares      Class is Entitled

Common.                    27,579,388            27,579,388

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the date of this Information Statement, certain information concerning the shares of Common Stock beneficially owned (i) by each director and executive officer of the Company, (ii) by all executive officers and directors of the Company as a group, and (iii) by each stockholder that is known to the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

Name and                             Amount of
Address of                          Beneficial       Percent
Beneficial Owner    Title of Class   Ownership       Class(1)

Kevin R. Leech(2)     Common           19,100,000       69.3%
Lee Cole(3)           Common            1,000,000        3.6%
Magnus Gittins(4)     Common              388,889        1.4%

All directors and
executive officers
as a group            Common           20,488,889       74.3%
Total                 Common           27,579,388      100.0%

     (1) Based on a total of 27,579,388 shares of Common Stock outstanding as of the Record Date. This number does not include any of the outstanding preferred stock of the Company, which are not entitled to vote with respect to any matters set forth in this Information Statement.
     (2)    Mr. Lee is a Director of the Company.
     (3) Mr. Cole is a Director of the Company and his amount of beneficial ownership includes 1,000,000 shares of common stock owned by Melchrisea Holdings Ltd, a company controlled by Mr. Cole.
     (4)    Mr. Gittins is the Chief Technology Officer of the Company.


By Order of the Board of Directors

  /s/ Lee Cole
  Lee Cole
  Secretary